VALIC COMPANY I
Supplement to Prospectus dated October 1, 2007
Core Equity Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — BlackRock Investment Management, LLC,” the following disclosure is added:
Effective March 12, 2008, Daniel Hanson, CFA became portfolio manager of the Large Cap Growth team that manages a portion of the Core Equity Fund. Mr. Hanson is a Director of BlackRock, Inc., which he joined in 2006 following the merger with Merrill Lynch Investment Managers, L.P. (“MLIM”). He has been a member of BlackRock’s Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager since 2008. Mr. Hanson directs the fundamental research group supporting this team and is an active participant in the portfolio construction process.
Robert Doll will maintain primary day-to-day responsibility for managing the Large Cap Growth team and Kevin Rendino and Robert Martorelli continue to co-manage the Basic Value team that manages a portion of the Core Equity Fund.
Date: March 28, 2008